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                                                  (RIVERSOURCE INVESTMENTS LOGO)

                     PROSPECTUS SUPPLEMENT -- JULY 30, 2009*

RiverSource Partners Small Cap Equity Fund  (July 30, 2009)          S-6237-99 M

This supplement to the Fund's prospectus dated July 30, 2009 is effective through August 9, 2009. On August 10, 2009, the Fund will no longer be subadvised by American Century Investment Management, Inc., Jennison Associates LLC and Lord, Abbett & Co. LLC. RiverSource Investments, LLC will continue to serve as investment manager of the Fund. The portfolio managers who will be responsible for the Fund's day-to-day management beginning on August 10, 2009 are indicated in the prospectus (not this supplement).

The Principal Investment Strategies section is replaced with the following:

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, at least 80% of the Fund's net assets are invested at the time of purchase in equity securities issued by small companies. The Fund considers small companies to be those that, at the time of investment, have a market capitalization not greater than that of the largest company in the Russell 2000(R) Index or the S&P SmallCap 600 Index. The market capitalization range and the composition of both the Russell 2000 Index and the S&P SmallCap 600 Index are subject to change. The Fund will hold both growth and value stocks and at times may favor one more than the other based on available opportunities. The Fund will provide shareholders with at least 60 days' notice of any change in the 80% policy.

RiverSource Investments, LLC (RiverSource Investments) serves as the investment manager to the Fund and is responsible for the oversight of the Fund's subadvisers, American Century Investment Management, Inc. (American Century), Jennison Associates LLC (Jennison) and Lord, Abbett & Co. LLC (Lord Abbett) (the Subadvisers), which provide day-to-day management for the Fund. RiverSource Investments, subject to the oversight of the Fund's Board of Directors (Board), decides the proportion of the Fund assets to be managed by each subadviser, and may change these proportions at any time. Each of the Subadvisers acts independently of the other and uses its own methodology for selecting investments. Each Subadviser employs an active investment strategy.

AMERICAN CENTURY
American Century identifies stocks of smaller companies by utilizing quantitative management techniques in a two-step process. In the first step, American Century ranks the stocks from most attractive to least attractive. This is determined by using a quantitative model that combines measures of a stock's value, as well as measures of its growth potential. To measure value, American Century uses ratios of stock price-to-book value and stock price-to-cash flow, among others. To measure growth, American Century uses the rate of growth of a company's earnings and changes in its earnings estimates, as well as other factors. In the second step, American Century uses a technique called portfolio optimization, which uses a computer to build a portfolio of stocks from the ranking described above that they believe will provide the optimal balance between risk and expected return.

American Century does not attempt to time the market. Instead, under normal market conditions, they intend to keep their portion of the Fund essentially fully invested in stocks regardless of the movement of stock prices generally.

The portfolio managers generally sell stocks from the Fund's portfolio when they believe:

- a stock becomes less attractive relative to other stock opportunities;

- a stock's risk parameters outweigh its return opportunity; or

- specific events alter a stock's prospects.

JENNISON
Jennison believes that active management through original "bottom-up" fundamental research can add significant value in uncovering inefficiencies that exist in companies with smaller market capitalizations. Jennison's investment team focuses its research efforts on those smaller capitalization companies within the universe that they believe are most likely to generate attractive absolute and relative revenue and earnings growth while remaining reasonably valued relative to expectations. Through this strategy, Jennison seeks to achieve growth at a reasonable price.


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S-6237-4 A (7/09)
* Valid until August 10, 2009

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Jennison's investment team evaluates businesses and seeks to identify companies with a strong competitive position, quality management team, demonstrated growth in sales and earnings, balance sheet flexibility and strength and/or strong earnings growth prospects. Its underlying investment philosophy is to buy businesses rather than just stocks. Jennison's investment team uses fundamental research and financial analysis to assess the appreciation potential of a security relative to Jennison's targets for the security in the context of short and long-term catalysts as well as the risk attributes of a particular investment. Sector and industry allocations are the result of Jennison's bottom-up stock selection process.

A stock may be sold for any of the following reasons:

- There is a fundamental change in the earnings prospects or long-term trend in growth of the enterprise value.

- The company exceeds Jennison's price target.

- There is an increase in risk associated with the investment due to changes in company fundamentals or industry trends.

- A more attractive holding candidate is uncovered through Jennison's research.

LORD ABBETT
Lord Abbett invests in a blend of growth stocks and value stocks and chooses stocks using both:

- Quantitative research to identify companies selling at the lower end of their historic valuation range, companies with positive earnings, and companies with growth prospects that are expected to exceed the growth rate of the U.S. economy; and

- Fundamental research to learn about a company's operating environment, financial condition, leadership position within its industry, resources and strategic plans. Lord Abbett looks for such factors as favorable earnings growth, improving fundamentals, and the potential for a catalyst (such as new products, key acquisition, change in business mix or a change in management) that may cause the price of the stock to rise.

Growth stocks are stocks issued by companies whose growth is expected to exceed the growth of the U.S. economy. Growth stocks tend to be more volatile than slower-growing value stocks. Value stocks are stocks of companies that Lord Abbett believes the market undervalues based on certain financial measurements of their intrinsic worth or business prospects.

Lord Abbett generally sells a stock when it believes that the stock no longer offers significant capital appreciation potential due to an elevated valuation, seems less likely to benefit from the current market and/or economic environment, or when fundamentals fall short of Lord Abbett's expectations. Lord Abbett does not sell stock of a company solely because its market capitalization falls outside of the range of companies in the Russell 2000(R) Index.

The Principal Risks section is revised to add Quantitative Model Risk:

QUANTITATIVE MODEL RISK. Securities selected using quantitative methods may perform differently from the market as a whole for many reasons, including the factors used in building the quantitative analytical framework, the weights placed on each factor, and changing sources of market returns, among others. There can be no assurance that these methodologies will enable the Fund to achieve its objective.

In the Investment Manager section, the information following the third paragraph is replaced by the following:

RiverSource Investments selects, contracts with and compensates the Subadvisers to manage the investment of the Fund's assets. RiverSource Investments monitors the compliance of the Subadvisers with the investment objectives and related policies of the Fund, reviews the performance of the Subadvisers, and reports periodically to the Board.

Each Subadviser manages its portion of the Fund's assets based upon its experience in managing funds with investment goals and strategies substantially similar to those of the Fund.

AMERICAN CENTURY
American Century, which has served as subadviser to the Fund since December 2003, is located at 4500 Main Street, Kansas City, Missouri. American Century, subject to the supervision of RiverSource Investments, provides day-to-day management of a portion of the Fund's portfolio, as well as investment research and statistical information, under a Subadvisory Agreement with RiverSource Investments. The portfolio managers responsible for the day-to-day management of the portion of the Fund allocated to American Century are:

- Wilhelmine von Turk, CFA, Vice President and Senior Portfolio Manager. Ms. von Turk joined American Century in 1995 as a senior research analyst and became a portfolio manager in February 2000. She received a BA from Wellesley College and a Ph.D from the University of California-Berkeley.

- Thomas P. Vaiana, Portfolio Manager. Mr. Vaiana joined American Century in February 1997 and became a portfolio manager in August 2000. He received a BA in business finance from California State University.

- Brian Ertley, CFA, Portfolio Manager and Senior Quantitative Analyst. Mr. Ertley joined American Century in 1998 as a quantitative analyst and became a portfolio manager in February 2006. He has a bachelor's degree in biochemistry from the University of California at San Diego.

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- Melissa Fong, CFA, Portfolio Manager and Quantitative Analyst.  Ms. Fong
  joined American Century in 2000 as a quantitative analyst and became a portfolio manager in February 2008. She earned a bachelor's degree in statistics from the University of California at Berkeley.

JENNISON
Jennison, which has served as subadviser to the Fund since February 2008, is located at 466 Lexington Avenue, New York, New York. Jennison, subject to the supervision of RiverSource Investments, provides day-to-day management of a portion of the Fund's portfolio, as well as investment research and statistical information, under a Subadvisory Agreement with RiverSource Investments. The portfolio managers responsible for the day-to-day management of the portion of the Fund allocated to Jennison are:

- John P. Mullman, CFA, Managing Director of Jennison. Mr. Mullman joined Jennison in August 2000. Prior to Jennison, Mr. Mullman was with Prudential, which he joined in 1987 as an associate in the corporate finance group, where he originated a variety of private placement investments, including fixed rate debt securities, leverage buyouts, ESOP financings, and asset-backed investments. From 1991 to 1995, he served as a vice president in Prudential's financial restructuring group, where he managed a $500 million portfolio of privately placed debt and equity securities in financially troubled or over-leveraged companies. Mr. Mullman has been managing institutional small cap portfolios since 1996. He received his B.A. from the College of the Holy Cross in 1982 and his M.B.A. from Yale University in 1987. He is a member of The New York Society of Security Analysts, Inc. and the CFA Institute. He has managed the Fund since February 2008.

- Jason M. Swiatek, CFA, Managing Director of Jennison. Mr. Swiatek joined Jennison in August 2000. He was named comanager of small cap portfolios in September 2005. Prior to Jennison, Mr. Swiatek was with Prudential, which he joined in 1995 as a financial reviewer for the asset management group. He then moved to Prudential's global growth equities team in 1996 before joining the small cap equity team in January 1999. Prior to Prudential, Mr. Swiatek worked at Munistat/PFA, Inc. and the Center for Entrepreneurship. He received his B.S. in finance, summa cum laude from Canisius College in 1995. He is a member of The New York Society of Security Analysts, Inc. and the CFA Institute. He has managed the Fund since February 2008.

The portfolio managers for the portfolio are supported by other Jennison portfolio managers, research analysts and investment professionals. Jennison typically follows a team approach in providing such support to the portfolio managers. The teams are generally organized along product strategies (e.g., large cap growth, large cap value) and meet regularly to review the portfolio holdings and discuss security purchase and sales activity of all accounts in the particular product strategy. Team members provide research support, make securities recommendations and support the portfolio managers in all activities. Members of the team may change from time to time.

LORD ABBETT
Lord Abbett, which has served as subadviser to the Fund since December 2003, is located at 90 Hudson Street, Jersey City, New Jersey. Lord Abbett, subject to the supervision of RiverSource Investments, provides day-to-day management of a portion of the Fund's portfolio, as well as investment research and statistical information, under a Subadvisory Agreement with RiverSource Investments. Lord Abbett uses an experienced portfolio manager responsible for investment decisions together with a team of research analysts who provide company, industry, sector and macroeconomic research analysis. The portfolio manager heads the team and is primarily responsible for the day-to-day management of the portion of the Fund allocated to Lord Abbett is:

- Michael T. Smith, Partner and Director of Lord Abbett. Mr. Smith joined Lord Abbett in 1997 as an equity analyst and became a partner of the firm in 2002. He received a BA from California State University at Fullerton and an MBA from New York University.

As of the July 30, 2009 SAI, this information relating to the subadvisers will not be included.